Exhibit 10.5

IIC LOAN NUMBER 12063-01

IDB LOAN NUMBER 3778C/OC-AR

C2F LOAN NUMBER 3778/CA-AR

Loan Agreement

between

CP LA CASTELLANA S.A.U.

INTER-AMERICAN INVESTMENT CORPORATION

INTER-AMERICAN INVESTMENT CORPORATION, acting as agent for the INTER-

AMERICAN DEVELOPMENT BANK

and

INTER-AMERICAN INVESTMENT CORPORATION, as agent acting on behalf of the

INTER-AMERICAN DEVELOPMENT BANK, in its capacity as administrator of the

CANADIAN CLIMATE FUND FOR THE PRIVATE SECTOR IN THE AMERICAS

Dated as of October 20, 2017

ANNEX A:	C2F LOAN SPREAD ADJUSTMENT CONDITIONS
EXHIBIT 1	FORM OF BORROWER’S C2F INTEREST ADJUSTMENT REQUEST

LOAN AGREEMENT

LOAN AGREEMENT (the “Agreement”) dated as of October 20, 2017, between:

(1)	CP LA CASTELLANA S.A.U., a sociedad anónima unipersonal organized and existing under the laws of the Republic of Argentina (the “Borrower”);

(2)	INTER-AMERICAN INVESTMENT CORPORATION, an international organization established by the Agreement Establishing the Inter-American Investment Corporation among its member countries, in its capacity as lender of the IIC A Loan (“IIC”);

(3)	IIC, acting as agent for the INTER-AMERICAN DEVELOPMENT BANK, an international organization established by the Agreement Establishing the Inter-American Development Bank among its member countries, in its capacity as lender of the IDB A Loan (“IDB”); and

(4)	IIC, as agent acting on behalf of the INTER-AMERICAN DEVELOPMENT BANK, in its capacity as administrator of the CANADIAN CLIMATE FUND FOR THE PRIVATE SECTOR IN THE AMERICAS, in its capacity as lender of the C2F Loan (“C2F”, and together with IIC and IDB, the “Lenders”).

RECITALS

The Borrower is undertaking the development of the Project;

The Borrower has requested the Lenders to provide the loans described in this Agreement to finance the development of the Project and certain other costs and expenditures associated with the development of the Project;

On or about the date hereof, the Borrower, the Lenders and certain other parties have entered into the Common Terms Agreement; and

The Lenders are willing to provide those loans upon the terms and conditions set forth in this Agreement and the Common Terms Agreement.

ARTICLE I

Definitions and Interpretation

Section 1.01. Definitions. Wherever used in this Agreement, and except as otherwise defined herein, terms defined in the Common Terms Agreement (as defined below) shall have the meaning ascribed to them therein, and the following terms have the meanings opposite them:

“Adjusted C2F Loan

Spread”	the First Adjusted C2F Loan Spread, the Second Adjusted C2F Loan Spread, or the Third Adjusted C2F Loan Spread, as applicable;

“C2F Interest
Adjustment Request”	a request for reduction substantially in the form of Exhibit 1;

“C2F Loan”	the loan specified in Section 2.01(c) (The IDB Group Loan) or, as the context requires, its principal amount from time to time outstanding;

“C2F Loan Disbursement”	any disbursement of the C2F Loan;

“C2F Loan Spread
Adjustment Request Period”	means the period: (i) in respect of the Initial Reduction, following the first Disbursement of the C2F Loan until the date that is forty-five (45) days prior to the Interest Payment Date falling on November 15, 2018, (ii) in respect the Second Reduction, commencing from the date of the Initial Reduction until the date that is forty-five (45) days prior to the Interest Payment Date falling on November 15, 2019 so long as the Initial Reduction has been granted; or (iii) in respect of the Third Reduction, commencing on the date from the Second Reduction until the date that is forty-five (45) days prior to the Interest Payment Date falling on November 15, 2020 so long as the Second Reduction has been granted;

“Common Terms
Agreement”	the agreement entitled “Common Terms Agreement” dated on or about the date hereof among the Borrower, Inter-American Investment Corporation (“IIC”), IIC acting as agent for the Inter-American Development Bank (“IDB”), IIC as agent acting on behalf of IDB, in its capacity as administrator of the Canadian Climate Fund for the Private Sector in the Americas (“C2F”) and International Finance Corporation (“IFC”);

“Disbursement”	an IIC A Loan Disbursement, an IDB A Loan Disbursement or a C2F Loan Disbursement, individually or collectively, as the context requires;

“Disbursement Swap Market
Fixed Rate”	in respect of a Disbursement of the IDB Group Loan, the fixed rate quoted in the Dollar swap market on the Interest Determination Date for the initial Interest Period for such Disbursement as being payable in respect of interest at LIBOR for the amount of such

Disbursement, as determined by IDB on the basis of one firm quotation from a dealer in the Dollar swap market selected by IDB in good faith, taking into consideration the repayment schedule set forth in Section 2.04 (Repayment) and the final maturity date (with any necessary determinations being made by IDB);

“Fee Letter”	each fee letter agreed between the Borrower and IIC setting forth fees payable by the Borrower in connection with the IDB Group Loan;

“First Adjusted C2F
Loan Spread”	three percent (3.00%) per annum with respect to the C2F Loan;

“Fixed Rate
Prepayment Fee”	means an amount in Dollars determined by IIC in its sole discretion in relation to the IIC A Loan and the C2F Loan that is equal to the theoretical cost of breakage of funds, termination costs and other unwinding costs, if positive, related to the IIC A Loan and the C2F Loan, taking into account the principal repayment schedule, the first scheduled IIC A Loan and C2F Loan repayment date and the IIC A Loan and C2F Loan final maturity date and any variations in the LIBOR curve (with any necessary determinations being made by IIC);

“IDB A Loan”	the loan specified in Section 2.01(b) (The IDB Group Loan) or, as the context requires, its principal amount from time to time outstanding;

“IDB A Loan Disbursement”	any disbursement of the IDB A Loan;

“IDB Group Loan”	collectively, the IIC A Loan, the IDB A Loan and the C2F Loan or, as the context requires, the principal amount of the IIC A Loan, the IDB A Loan and the C2F Loan outstanding from time to time;

“IDB Group Loan
Fixed Rate”	the interest rate determined as specified in Section 2.03 (Interest);

“IIC A Loan”	the loan specified in Section 2.01(a) (The IDB Group Loan) or, as the context requires, its principal amount from time to time outstanding;

“IIC A Loan Disbursement”	any disbursement of the IIC A Loan;

“Initial C2F Loan Spread”	three and one half of one percent (3.50%) per annum with respect to the C2F Loan;

“Initial Reduction”	means a reduction of the Initial C2F Loan Spread by one half of one percent (0.5%);

“Interest Rate”	the IDB Group Loan Fixed Rate;

“Offshore Construction
Account”	has the meaning assigned to that term in the Offshore Accounts Agreement;

“Payment Account”	JPMORGAN CHASE BANK in New York, New York, United States of America, Account No: 323 373844, ABA:02100021, SWIFT: CHASUS33, Ref OPR# 12063-01, or such other bank or account in New York as IIC from time to time designates;

“Relevant C2F Loan
Spread”	the Initial C2F Loan Spread or the Adjusted C2F Loan Spread, as reduced in accordance with Section 2.03(d) (Interest);

“Relevant IIC A Loan
and IDB A Loan Spread”	five and one quarter of one percent (5.25%) per annum with respect to the IIC A Loan and the IDB A Loan;

“Relevant Repayment
Schedule”	each repayment schedule set forth in Section 2.04(a), Section 2.04(b) and Section 2.04(c) (Repayment);

“Relevant Spread”	the Relevant C2F Loan Spread and the Relevant IIC A Loan and IDB A Loan Spread;

“Second Adjusted C2F
Loan Spread”	two and three quarters of one percent (2.75%) per annum with respect to the C2F Loan;

“Second Reduction”	means a reduction of the First Adjusted C2F Loan Spread by one quarter of one percent (0.25%);

“Third Adjusted C2F
Loan Spread”	two and one half of one percent (2.50%) per annum with respect to the C2F Loan; and

“Third Reduction”	means a reduction of the Second Adjusted C2F Loan Spread by one quarter of one percent (0.25%).

Section 1.02. Financial Calculations; Interpretation; Business Day Adjustment. (a) This Agreement is the IDB Group Loan Agreement referred to in the Common Terms Agreement.

(b) Sections 1.02 (Financial Calculations), 1.03 (Interpretation) and 1.04 (Business Day Adjustment) of the Common Terms Agreement shall apply herein, mutatis mutandis, as if set out in this Agreement in full (and as if each reference therein to “each Senior Lender”, “any Senior Lender” or “the Senior Lenders” were a reference to the Lenders and each reference to “this Agreement”, “the Financing Documents” or “the Transaction Documents” were a reference to this Agreement).

(c) In the context of this Agreement, and except as otherwise provided in this Agreement, any reference to a time of day is a reference to New York, New York time.

(d) In the context of this Agreement, and except as otherwise provided in this Agreement, any reference to “the date of this Agreement” or any similar reference, is a reference to the date of execution of this Agreement.

Section 1.03. Conflict with Common Terms Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Common Terms Agreement, the terms of this Agreement will prevail as between the parties to this Agreement.

ARTICLE II

The IDB Group Loan

Section 2.01. The IDB Group Loan. Subject to the provisions of this Agreement and the Common Terms Agreement (including Section 2.02 (Disbursement Procedure), Section 4.01 (Conditions of First Disbursement) and Section 4.02 (Conditions of All Disbursements) of the Common Terms Agreement):

(a) IIC agrees to make available the IIC A Loan, being ten million Dollars ($10,000,000);

(b) IDB agrees to make available the IDB A Loan, being twenty-one million Dollars ($21,000,000); and

(c) C2F agrees to make available the C2F Loan, being five million Dollars ($5,000,000).

Section 2.02. Disbursement Procedure. Subject to the requirements of Section 4.01 (Conditions of First Disbursement), Section 4.02 (Conditions of All Disbursements) and Section 4.03 (Borrower’s Certification) of the Common Terms Agreement, on the date of Disbursement, IIC shall remit the amount specified in the Disbursement Request in immediately available funds to the Offshore Construction Account, all as specified by the Borrower in the relevant Disbursement Request.

Section 2.03. Interest. Subject to Section 2.04 (Default Interest Rate) of the Common Terms Agreement, the Borrower shall pay interest on the IDB Group Loan in accordance with this Section 2.03:

(a) During each Interest Period, the IDB Group Loan (or, with respect to the first Interest Period for each Disbursement, the amount of that Disbursement) shall bear interest at the applicable Interest Rate for that Interest Period.

(b) Interest on each of the IIC A Loan, the IDB A Loan and the C2F Loan shall accrue from day to day, be prorated on the basis of a 360-day year for the actual number of days in the relevant Interest Period and be payable in arrears on the Interest Payment Date immediately following the end of that Interest Period; provided that with respect to any Disbursement made less than fifteen (15) days before an Interest Payment Date, interest on that Disbursement shall be payable commencing on the second Interest Payment Date following the date of that Disbursement.

(c) The fixed interest rate applicable to each Disbursement of the IDB Group Loan shall be the rate that is the sum of the Disbursement Swap Market Fixed Rate as of the relevant Interest Determination Date plus the Relevant Spread.

(d) The Borrower may request up to three (3) reductions of the Relevant C2F Loan Spread, by delivering to IIC a C2F Interest Adjustment Request during the C2F Loan Spread Adjustment Request Period. IIC shall grant the following reductions requested by the Borrower pursuant to this Section 2.03(d) upon IIC’s determination, that each of the relevant conditions for each reduction has been met; provided that such determination, shall be made no later than thirty (30) days after receipt of the relevant C2F Interest Adjustment Request, which period shall not commence until IIC has received all information it requests concerning such C2F Interest Adjustment Request, and if not so made, such request shall be deemed denied:

(i)	the Initial Reduction shall be granted upon IIC’s determination of the satisfaction of the conditions set forth in Part I of Annex A (C2F Loan Spread Adjustment Conditions; Conditions of Initial Reduction);

(ii)	the Second Reduction shall be granted upon IIC’s determination, of the satisfaction of the conditions set forth in Part II of Annex A (C2F Loan Spread Adjustment Conditions; Conditions of Second Reduction); and

(iii)	the Third Reduction shall be granted upon IIC’s determination, of the satisfaction of the conditions set forth in Part III of Annex A (C2F Loan Spread Adjustment Conditions; Conditions of Third Reduction).

(e) Any reduction of the Initial C2F Loan Spread or the Adjusted C2F Loan Spread, as applicable, approved by IIC, shall be effective commencing on the first day of the Interest Period starting on the Interest Payment Date falling on November 15 of the relevant year, until the date that is thirty-six (36) months after the date in which the Initial Reduction became effective, provided that:

(i)	in the event IIC, in its sole discretion, determines that the Borrower has satisfied each of the conditions set forth in Part IV of Annex A (C2F Loan Spread Adjustment Conditions; Conditions for Maintaining the Reduction) during the twelve-month period after the C2F Loan Spread Adjustment Request Period has elapsed, the Adjusted C2F Loan Spread shall remain in place for an additional twelve-month period; and

(ii)	in the event (A) the extension in (i) above is granted, and (B) IIC, in its sole discretion, determines that the Borrower has satisfied each of the conditions set forth in Part V of Annex A (C2F Loan Spread Adjustment Conditions; Conditions for Maintaining the Reduction) during the twelve-month extension granted in (i) above, the Adjusted C2F Loan Spread shall remain in place for the remaining term of the C2F Loan.

(f) [Reserved.]

(g) The provisions of Section 2.03 (Interest; Market Disruption) of the Common Terms Agreement shall also apply to the determination of the Interest Rate under this Agreement.

(h) The Interest Rate shall be subject to adjustment upon the occurrence of a Market Disruption Event as provided in Section 2.03 (Interest; Market Disruption) of the Common Terms Agreement.

(i) The determination by IIC, from time to time, of the applicable Interest Rate shall, absent manifest error, be final and conclusive and binding on all parties to this Agreement.

Section 2.04. Repayment. (a) Subject to Section 1.04 (Business Day Adjustment) of the Common Terms Agreement, the Borrower shall repay the IIC A Loan on the following Interest Payment Dates and in the following amounts (expressed as a percentage of the amount of the IIC A Loan disbursed as of the First Repayment Date):

Interest Payment Date	Principal Amount Due (%)
2/15/2019	1.92%
5/15/2019	1.92%
8/15/2019	1.92%
11/15/2019	1.92%
2/15/2020	1.92%
5/15/2020	1.92%
8/15/2020	1.92%
11/15/2020	1.92%
2/15/2021	1.92%

5/15/2021	1.92%
8/15/2021	1.92%
11/15/2021	1.92%
2/15/2022	1.92%
5/15/2022	1.92%
8/15/2022	1.92%
11/15/2022	1.92%
2/15/2023	1.92%
5/15/2023	1.92%
8/15/2023	1.92%
11/15/2023	1.92%
2/15/2024	1.92%
5/15/2024	1.92%
8/15/2024	1.92%
11/15/2024	1.92%
2/15/2025	1.92%
5/15/2025	1.92%
8/15/2025	1.92%
11/15/2025	1.92%
2/15/2026	1.92%
5/15/2026	1.92%
8/15/2026	1.92%
11/15/2026	1.92%
2/15/2027	1.92%
5/15/2027	1.92%
8/15/2027	1.92%
11/15/2027	1.92%
2/15/2028	1.92%
5/15/2028	1.92%
8/15/2028	1.92%
11/15/2028	1.92%
2/15/2029	1.92%
5/15/2029	1.92%
8/15/2029	1.92%
11/15/2029	1.92%
2/15/2030	1.92%
5/15/2030	1.92%
8/15/2030	1.92%
11/15/2030	1.92%
2/15/2031	1.92%
5/15/2031	1.92%
8/15/2031	1.92%
11/15/2031	2.08%

(b) Subject to Section 1.04 (Business Day Adjustment) of the Common Terms Agreement, the Borrower shall repay the IDB A Loan on the following Interest Payment Dates and in the following amounts (expressed as a percentage of the amount of the IDB A Loan disbursed as of the First Repayment Date):

Interest Payment Date	Principal Amount Due (%)
2/15/2019	1.92%
5/15/2019	1.92%
8/15/2019	1.92%
11/15/2019	1.92%
2/15/2020	1.92%
5/15/2020	1.92%
8/15/2020	1.92%
11/15/2020	1.92%
2/15/2021	1.92%
5/15/2021	1.92%
8/15/2021	1.92%
11/15/2021	1.92%
2/15/2022	1.92%
5/15/2022	1.92%
8/15/2022	1.92%
11/15/2022	1.92%
2/15/2023	1.92%
5/15/2023	1.92%
8/15/2023	1.92%
11/15/2023	1.92%
2/15/2024	1.92%
5/15/2024	1.92%
8/15/2024	1.92%
11/15/2024	1.92%
2/15/2025	1.92%
5/15/2025	1.92%
8/15/2025	1.92%
11/15/2025	1.92%
2/15/2026	1.92%
5/15/2026	1.92%
8/15/2026	1.92%
11/15/2026	1.92%
2/15/2027	1.92%
5/15/2027	1.92%
8/15/2027	1.92%
11/15/2027	1.92%

2/15/2028	1.92%
5/15/2028	1.92%
8/15/2028	1.92%
11/15/2028	1.92%
2/15/2029	1.92%
5/15/2029	1.92%
8/15/2029	1.92%
11/15/2029	1.92%
2/15/2030	1.92%
5/15/2030	1.92%
8/15/2030	1.92%
11/15/2030	1.92%
2/15/2031	1.92%
5/15/2031	1.92%
8/15/2031	1.92%
11/15/2031	2.08%

(c) Subject to Section 1.04 (Business Day Adjustment) of the Common Terms Agreement, the Borrower shall repay the C2F Loan on the following Interest Payment Dates and in the following amounts (expressed as a percentage of the amount of the C2F Loan disbursed as of the First Repayment Date):

Interest Payment Date	Principal Amount Due (%)
2/15/2019	1.92%
5/15/2019	1.92%
8/15/2019	1.92%
11/15/2019	1.92%
2/15/2020	1.92%
5/15/2020	1.92%
8/15/2020	1.92%
11/15/2020	1.92%
2/15/2021	1.92%
5/15/2021	1.92%
8/15/2021	1.92%
11/15/2021	1.92%
2/15/2022	1.92%
5/15/2022	1.92%
8/15/2022	1.92%
11/15/2022	1.92%
2/15/2023	1.92%
5/15/2023	1.92%
8/15/2023	1.92%

11/15/2023	1.92%
2/15/2024	1.92%
5/15/2024	1.92%
8/15/2024	1.92%
11/15/2024	1.92%
2/15/2025	1.92%
5/15/2025	1.92%
8/15/2025	1.92%
11/15/2025	1.92%
2/15/2026	1.92%
5/15/2026	1.92%
8/15/2026	1.92%
11/15/2026	1.92%
2/15/2027	1.92%
5/15/2027	1.92%
8/15/2027	1.92%
11/15/2027	1.92%
2/15/2028	1.92%
5/15/2028	1.92%
8/15/2028	1.92%
11/15/2028	1.92%
2/15/2029	1.92%
5/15/2029	1.92%
8/15/2029	1.92%
11/15/2029	1.92%
2/15/2030	1.92%
5/15/2030	1.92%
8/15/2030	1.92%
11/15/2030	1.92%
2/15/2031	1.92%
5/15/2031	1.92%
8/15/2031	1.92%
11/15/2031	2.08%

(d) Any principal amount of the IDB Group Loan repaid under this Agreement may not be re-borrowed.

Section 2.05. Prepayment. (a) The Borrower may prepay the IDB Group Loan in accordance with Section 2.06 (Voluntary Prepayment) of the Common Terms Agreement.

(b) Amounts of principal prepaid under this Section 2.05 and Section 2.06 (Voluntary Prepayment) of the Common Terms Agreement shall (i) first be allocated by the Lenders pro rata between the IIC A Loan, the IDB A Loan and the C2F Loan in proportion to their respective principal amounts outstanding and (ii) then be applied by the Lenders to all the respective outstanding installments of principal of the IIC A Loan, the IDB A Loan and the C2F Loan in inverse order of maturity.

(c) If all or any portion of the IIC A Loan or the C2F Loan is prepaid at any time, then on the date of such prepayment, the Borrower shall pay IIC the Fixed Rate Prepayment Fee.

Section 2.06. Fees and Other Payments. (a) The Borrower shall pay to IIC a commitment fee:

(i)	with respect to the IDB Group Loan, at the rate of one and one half of one percent (1.50%) per annum on that part of the IDB Group Loan that from time to time has not been disbursed or canceled, beginning to accrue on the date of this Agreement;

(ii)	prorated on the basis of a three hundred and sixty (360) day year for the actual number of days elapsed; and

(iii)	payable quarterly, in arrears, on each Interest Payment Date, the first such payment to be due on November 15, 2017.

(b)	The Borrower shall also pay to IIC:

(i)	the fees set forth in the Fee Letter; and

(ii)	if the Borrower and IIC agree to restructure all or part of the IDB Group Loan, the Borrower and IIC shall negotiate in good faith an appropriate amount to compensate IIC for the additional work of IIC staff required in connection with such restructuring.

Section 2.07. Currency and Place of Payments. (a) The Borrower shall make all payments of principal, interest, fees, and any other amount due to the Lenders under this Agreement and the other Financing Documents in accordance with Section 2.09 (Currency and Place of Payments) of the Common Terms Agreement.

(b) Payments must be received in the account designated by IIC no later than 1:00 p.m. New York time.

Section 2.08. Suspension and Cancellation. (a) IIC may suspend the right of the Borrower to Disbursements or cancel the undisbursed portion of the IDB Group Loan in whole or in part in accordance with Section 2.13 (Suspension or Cancellation by Senior Lenders) of the Common Terms Agreement.

(b) The Borrower may request that IIC cancel the undisbursed portion of the IDB Group Loan in accordance with Section 2.14 (Cancellation by the Borrower) of the Common Terms Agreement.

ARTICLE III

Common Terms

Section 3.01. Representations and Warranties. (a) The representations and warranties set out in Section 3.01 (Representations and Warranties) of the Common Terms Agreement shall be made and are deemed to be made herein, mutatis mutandis, for the benefit of the Lenders as if set out in this Agreement in full.

(b) The Borrower acknowledges that the Lenders enter into this Agreement and the other Financing Documents on the basis of, and in full reliance on, each of the representations and warranties referred to in Section 3.01 (Representations and Warranties) of the Common Terms Agreement.

Section 3.02. Conditions of First Disbursement. The obligation of the Lenders to make the first Disbursement is subject to the fulfillment, in form and substance satisfactory to the Lenders, prior to delivery of the relevant Disbursement Request (or, in the case of the conditions set forth in Section 4.02(n) (Notes) and Section 4.01(f) (Legal Opinions) of the Common Terms Agreement, no later than two (2) Business Days prior to the proposed date for the first Disbursement) of the conditions set forth in Section 4.01 (Conditions of First Disbursement) and Section 4.02 (Conditions of All Disbursements) of the Common Terms Agreement and Section 3.03 (Conditions of All Disbursements).

Section 3.03. Conditions of All Disbursements. The obligation of the Lenders to make any Disbursement, including the first Disbursement, is subject to each such Lender being satisfied that the conditions set forth in Section 4.02 of the Common Terms Agreement (and, in case of the first Disbursement, in Section 4.01 (Conditions of First Disbursement) of the Common Terms Agreement), Section 4.03 (Borrower’s Certification) of the Common Terms Agreement, and the conditions set forth below, have been either fulfilled or waived by such Lender, as the case may be, prior to delivery of the Disbursement Request (or, in the case of the conditions set forth in Sections 4.02(n) (Notes) and 4.02(g) (Subsequent Legal Opinions) of the Common Terms Agreement (if required), no later than two (2) Business Days prior to the proposed date for such Disbursement):

(a) The proceeds of that Disbursement are not in reimbursement of, or to be used for, expenditures in the territories of any country that is not an IIC Member or an IDB Member for goods produced in or services supplied from any such country.

(b) Notwithstanding any other provision of this Agreement or the Common Terms Agreement, the Lenders are not obliged to make:

(i)	any Disbursement, except pro rata with the Disbursement of each of the other Senior Loans; and

(ii)	any Disbursement, except pro rata from the IIC A Loan, the IDB A Loan and the C2F Loan.

Section 3.04. Covenants. So long as any amount of the IDB Group Loan remains available for disbursement or any amount is outstanding under any of the Financing Documents:

(a) the covenants set out in Article V (Particular Covenants) of the Common Terms Agreement shall apply herein, mutatis mutandis, for the benefit of the Lenders as if set out in this Agreement in full; and

(b) the Borrower shall not use the proceeds of any Disbursement in the territories of any country that is not an IIC Member or an IDB Member or for reimbursements of expenditures in those territories or for goods produced in or services supplied from any such country.

Section 3.05. Events of Default.

(a) The Events of Default set out in Section 6.02 (Events of Default) of the Common Terms Agreement shall each constitute an event of default under this Agreement.

(b) If any Event of Default occurs and is continuing (whether it is voluntary or involuntary, or results from operation of law or otherwise), IIC may, by notice to the Borrower, require the Borrower to repay the IDB Group Loan or such part of the IDB Group Loan as is specified in that notice. On receipt of any such notice, the Borrower shall immediately repay the IDB Group Loan (or that part of the IDB Group Loan specified in that notice) and pay all interest accrued on it and any other amounts then payable under this Agreement and the other Financing Documents. The Borrower waives any right it might have to further notice, presentment, demand or protest with respect to that demand for immediate payment.

(c) If the Borrower is liquidated or declared bankrupt, the IDB Group Loan, all interest accrued on it and any other amounts payable under this Agreement and the other Financing Documents will become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which the Borrower waives.

ARTICLE IV

Miscellaneous

Section 4.01. Notices. Any notice, request or other communication to be given or made under this Agreement shall be given in accordance with Section 7.02 (Notices) of the Common Terms Agreement.

Section 4.02. Term of Agreement. This Agreement shall continue in force until all monies payable under it have been fully paid in accordance with its provisions.

Section 4.03. Saving of Rights. Section 7.01 (Saving of Rights) of the Common Terms Agreement shall apply herein, mutatis mutandis, as if set out in this Agreement in full (and as if each reference therein to “any Finance Party” or “the Finance Parties” were a reference to the Lenders and each reference to “this Agreement” or “the Financing Documents” were a reference to this Agreement).

Section 4.04. Enforcement. (a) This Agreement is governed by, and shall be construed in accordance with, the laws of New York, United States of America.

(b) Section 7.05 (Applicable Law and Jurisdiction) of the Common Terms Agreement shall apply herein, mutatis mutandis, as if set out in this Agreement in full (and as if each reference therein to “each Finance Party”, “any Finance Party” or “the Finance Parties” were a reference to the Lenders and each reference to “this Agreement”, “the Financing Documents” or “the Transaction Documents” were a reference to this Agreement).

Section 4.05. Successors and Assignees. (a) This Agreement binds and benefits the respective successors and assignees of the parties hereto. However, the Borrower may not assign or delegate any of its rights or obligations under this Agreement without the prior consent of IIC. Any purported assignment in violation of this provision shall be void ab initio.

(b) Any Lender may sell, transfer, assign, novate or otherwise dispose of all or part of its rights or obligations under this Agreement and any other Financing Document (including by granting of participations) in accordance with the provisions of this Agreement; provided that if (i) any such sale, transfer, assignment, novation or other disposition would result in the cost of compliance by the Borrower with its obligations under Sections 2.11 (Increased Costs), 2.15 (Taxes) or 2.17 (Illegality) of the Common Terms Agreement in excess of any such cost of compliance had such sale, transfer, assignment, novation or other disposition not taken place, (ii) the Borrower has provided evidence satisfactory to such Lender of such cost increase and (iii) no Potential Event of Default or Event of Default has occurred and is continuing, then the Borrower shall have the right to prepay the relevant IDB Group Loan in full without penalty or premium.

Section 4.06. Disclosure of Information. Section 7.06 (Disclosure of Information) of the Common Terms Agreement shall apply herein, mutatis mutandis, as if set out in this Agreement in full (and as if each reference therein to “each Finance Party”, “any Finance Party” or “the Finance Parties” were a reference to the Lenders and each reference to “this Agreement”, “the Financing Documents” or “the Transaction Documents” were a reference to this Agreement).

Section 4.07. Amendments, Waivers and Consent. Any amendment or waiver of, or any consent given under, any provision of this Agreement shall be in writing and, in the case of an amendment, signed by the parties to this Agreement.

Section 4.08. Counterparts. This Agreement may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.

Section 4.09. English Language. (a) Subject to clause (b), all documents to be provided or communications to be given or made under this Agreement shall be in the English language.

(b) All documents to be provided under this Agreement shall be in the English language; provided that (i) if the original version of any Transaction Document is in a language other than English, IIC may request in writing that the Borrower provide an English translation certified by an Authorized Representative to be a true and correct translation of the original of such Transaction Document and, if the Borrower fails to provide such translation within thirty (30) days of receiving such request, IIC may obtain an English translation of such Transaction Document at the cost and expense of the Borrower and (ii) if any other document to be provided under this Agreement is in a language other than English, such document shall be accompanied by an English translation certified by an Authorized Representative to be a true and correct translation of the original.

{Signature page follows}

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed in their respective names as of the date first above written.

CP LA CASTELLANA S.A.U.

By:
Name:
Title:

Signature Page

IDB Group Loan Agreement

INTER-AMERICAN INVESTMENT CORPORATION

By:
Name:
Title:

Signature Page

IDB Group Loan Agreement

INTER-AMERICAN INVESTMENT CORPORATION, acting as agent for the
INTER-AMERICAN DEVELOPMENT BANK

By:
Name:
Title:

Signature Page

IDB Group Loan Agreement

INTER-AMERICAN INVESTMENT CORPORATION, as agent acting on behalf of the INTER-AMERICAN DEVELOPMENT BANK, in its capacity as administrator of the CANADIAN CLIMATE FUND FOR THE PRIVATE SECTOR IN THE AMERICAS

By :
Name:
Title :

Signature Page

IDB Group Loan Agreement

ANNEX A

C2F LOAN SPREAD ADJUSTMENT CONDITIONS

I.	Conditions for Initial Reduction.

(i) The Sponsor Guarantor’s Chief Executive Officer shall have executed the CEO Statement of Support for the United Nations Women’s Empowerment Principles (WEP);

(ii) The Sponsor Guarantor shall have delivered a print-out from http://www.weprinciples.org/Site/Companies/1 where the Sponsor Guarantor appears registered as signatory of the (WEP);

(iii) The Sponsor Guarantor shall have delivered a list of participants and attendees to the training program on gender equality that IIC will conduct for the Sponsor Guarantor’s top management and certain mid-level staff (to be agreed by IIC and the Sponsor Guarantor), which training program will be hosted and organized by the Sponsor Guarantor, on or before April, 2018;

(iv) (a) The Sponsor Guarantor’s Board of Directors shall have approved, and the Sponsor Guarantor shall have deliver to IIC, a gender action plan that includes at least three actions, including the name of the relevant person responsible of its execution, budget and deadline associated to each of such actions, and indicators tracking progress (the “Gender Action Plan”); and (b) the Sponsor Guarantor shall have delivered true, complete and correct copies of the Board of Directors’ resolutions approving the Gender Action Plan;

(v) Three female university students shall have completed a twelve (12)-months internship program conducted by the Borrower or Sponsor Guarantor, as applicable, that satisfies the following conditions:

(1) two of the students shall have completed the internship in activities related to “supervisión de obra” in the Project location;

(2) one of the students shall have completed the internship at the Sponsor Guarantor’s headquarters in any of the following corporate departments: “energía renovable”, “ingeniería”, “gestión ambiental”, “suministros” or “finanzas”; and

(3) for each student identified as having participated in the internship program, the following evidence of successful completion of the program shall have been received by IIC: (a) a copy of the internship agreement between the [Borrower/Sponsor Guarantor]* and the student, stating the department to which the student was assigned; (b) a copy of the workplan agreed between the [Borrower/Sponsor Guarantor]† and the student; (c) a copy of the “certificado de pasantía” stating the department to which the

*	As applicable.
†	As applicable.

student provided support; (d) a document signed by the student detailing her work and what she learned during her internship (exit interview form); (e) a picture of the student in the workplace; and (f) at least two fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto; in each case (other than in respect of (d) (e) and (f)), in accordance with applicable law, in particular Law 26.427 as amended, modified or supplemented from time to time and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law;

(vi) IIC shall have received a report on the implementation of the Gender Action Plan; and

(vii) IIC shall have received a duly executed C2F Interest Adjustment Request.

II.	Conditions for Second Reduction.

(i) One female university student, different from those presented for compliance of the conditions in I above, shall have completed an internship program lasting at least six (6) months conducted by the Sponsor Guarantor during the preceding twelve (12)-month period, that satisfies the following conditions:

(1) the student shall have completed the internship at the Sponsor Guarantor’s headquarters in any of the following corporate departments: “energía renovable”, “ingeniería”, “gestión ambiental”, “suministros” or “finanzas”; and

(2) for each student identified as having participated in the internship program, the following evidence of successful completion of the program shall have been received by IIC: (a) a copy of the internship agreement between the Sponsor Guarantor and the student, stating the department to which the student was assigned; (b) a copy of the workplan agreed between the Sponsor Guarantor and the student; (c) a copy of the “certificado de pasantía” stating the department to which the student provided support; (d) a document signed by the student detailing her experience during her internship; (e) a picture of the student in the workplace; and (f) a fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto; in each case (other than with respect to (e)), in accordance with applicable law, in particular Law 26.427 as amended, modified or supplemented from time to time and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law;

(ii) IIC shall have received a report on the implementation of the Gender Action Plan, to the extent the Gender Action Plan has not been completed; and

(iii) IIC shall have received a duly executed C2F Interest Adjustment Request.

III.	Conditions for Third Reduction.

(i) One female university student, different from those presented for compliance of the conditions in I and II above, shall have completed an internship program lasting at least six (6) months conducted by the Sponsor Guarantor during the preceding twelve (12)-month period, that satisfies the following conditions:

(1) the student shall have completed the internship at the Sponsor Guarantor’s headquarters in any of the following corporate departments: “energía renovable”, “ingeniería”, “gestión ambiental”, “suministros” or “finanzas”; and

(2) for each student identified as having participated in the internship program, the following evidence of successful completion of the program shall have been received by IIC: (a) a copy of the internship agreement between the Sponsor Guarantor and the student, stating the department to which the student was assigned; (b) a copy of the workplan agreed between the Sponsor Guarantor and the student; (c) a copy of the “certificado de pasantía” stating the department to which the student provided support; (d) a document signed by the student detailing her experience during her internship; (e) a picture of the student in the workplace; and (f) a fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto; in each case (other than with respect to (e)), in accordance with applicable law, in particular Law 26.427 as amended, modified or supplemented from time to time and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law;

(ii) IIC shall have received a report on the implementation of the Gender Action Plan, to the extent the Gender Action Plan has not been completed; and

(iii) IIC shall have received a duly executed C2F Interest Adjustment Request.

IV.	Conditions for Maintaining the Reduction.

(i) One female university student, different from those presented for compliance of the conditions in I, II and III above, shall have completed an internship program lasting at least six (6) months conducted by the Sponsor Guarantor during the preceding twelve (12)-month period, that satisfies the following conditions:

(1) the student shall have completed the internship at the Sponsor Guarantor’s headquarters in any of the following corporate departments: “energía renovable”, “ingeniería”, “gestión ambiental”, “suministros” or “finanzas”; and

(2) for each student identified as having participated in the internship program, the following evidence of successful completion of the program shall have been received by IIC: (a) a copy of the internship agreement between the Sponsor Guarantor and the student, stating the department to which the student was assigned; (b) a copy of the workplan agreed between the Sponsor Guarantor and the student; (c) a copy of the “certificado de pasantía” stating the department to which the student provided support; (d) a document signed by the student detailing her experience during her internship; (e) a picture of the student in the workplace; and (f) a fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto; in each case (other than with respect to (e)), in accordance with applicable law, in particular Law 26.427 as amended, modified or supplemented from time to time and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law;

(ii) IIC shall have received a report on the implementation of the Gender Action Plan, to the extent the Gender Action Plan has not been completed; and

(iii) IIC shall have received a duly executed C2F Interest Adjustment Request.

V.	Conditions for Maintaining the Reduction.

(i) One female university student, different from those presented for compliance of the conditions in I, II, III and IV above, shall have completed an internship program lasting at least six (6) months conducted by the Sponsor Guarantor during the preceding twelve (12)-month period, that satisfies the following conditions:

(1) the student shall have completed the internship at the Sponsor Guarantor’s headquarters in any of the following corporate departments: “energía renovable”, “ingeniería”, “gestión ambiental”, “suministros” or “finanzas”; and

(2) for each student identified as having participated in the internship program, the following evidence of successful completion of the program shall have been received by IIC: (a) a copy of the internship agreement between the Sponsor Guarantor and the student, stating the department to which the student was assigned; (b) a copy of the workplan agreed between the Sponsor Guarantor and the student; (c) a copy of the “certificado de pasantía” stating the department to which the student provided support; (d) a document signed by the student detailing her experience during her internship; (e) a picture of the student in the workplace; and (f) a fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto; in each case (other than with respect to (e)), in accordance with applicable law, in particular Law 26.427 as amended, modified or supplemented from time to time and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law;

(ii) IIC shall have received a report on the implementation of the Gender Action Plan, to the extent the Gender Action Plan has not been completed; and

(iii) IIC shall have received a duly executed C2F Interest Adjustment Request.

SCHEDULE 1

EVOLUCIÓN DE SEGUIMIENTO

PROGRAMA DE PASANTÍAS

Gerencia de Administración y Recursos Humanos
Departamento de Administración de Personal y Beneficios

Apellido y Nombre del Pasante	Fecha

Área en la que se desarrolla

Apellido y nombre del Tutor

Puesto del Tutor

A. Cumplimiento y predisposición a las tareas

Considera la calidad, interés e iniciativa del pasante en relación a su aprendizaje y formación.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

B. Trabajo en equipo y cooperación

Capacidad del pasante para incorporar herramientas para integrar equipos de trabajo y brindar asistencial al grupo y superiores. Mide la puesta en práctica de la proactividad y contribución al grupo de trabajo frente a las necesidades requeridas.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

C. Iniciativa y creatividad

Habilidad para aprender y llevar adelante gestiones sin necesidad de apoyos constantes en el entorno laboral. Implica, además, el grado de flexibilidad para aceptar cambios y trabajar con ideas y conceptos nuevos.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

D. Habilidad comunicativa

Es la capacidad de aprendizaje para establecer y desarrollar vínculos dentro del contexto de un entorno laboral, ya sea con el grupo, superiores, personal de otros sectores internos y/o de otras empresas vinculadas o visitas.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

E. Planeamiento y organización

Mide la capacidad del pasante para aprender a organizar y planificar el trabajo.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

F. Conocimiento y cumplimiento de normas de higiene y seguridad y ambientales

Capacidad para entender y aplicar políticas, normas y procedimientos de cuidado del medio ambiente que correspondan a su puesto y entorno de trabajo.

Excelente	Muy Bueno	Bueno	Regular	Insuficiente

APRECIACIÓN GLOBAL Y COMENTARIOS SOBRE EL DESARROLLO DE LA

PASANTÍA

Este campo deberá ser completado de forma obligatoria por el tutor. Se detalla una devolución acerca de las capacidades, aptitudes y rendimiento del pasante

ÁREAS CON POTENCIAL DE DESARROLLO

Aspectos que durante el período observado podrían ser de utilidad para el pasante para enriquecer y obtener nuevas herramientas para su desarrollo laboral.

ACCIONES Y OBJETIVOS A REALIZAR HASTA LA PRÓXIMA EVALUACIÓN

(*) Aquí se proponen aquellos aspectos a desarrollar en el futuro (capacitaciones, objetivos y aspectos de trabajo a futuro).

1)
2)
3)

Firma del Tutor	Firma del Pasante	Firma del Docente Guía

EXHIBIT 1

FORM OF BORROWER’S C2F INTEREST ADJUSTMENT REQUEST

(See Section 2.03(d) (Interest))

[BORROWER’S LETTERHEAD]

[Date]

Inter-American Investment Corporation

1350 New York Avenue, N.W.

Washington, D.C. 20577

United States of America

Attn: Portfolio Management Division, Investment Operations Department

Rate Adjustment Request

Ladies and Gentlemen,

1.	Reference is made to the loan agreement among CP La Castellana S.A.U. (the Borrower), the Inter-American Investment Corporation (IIC) in its capacity as lender of the IIC A Loan, IIC in its capacity as agent of the Inter-American Development Bank (IDB), as lender of the IDB A Loan, and IIC in its separate capacity as agent of IDB as the administrator of the Canadian Climate Fund for the Private Sector in the Americas (C2F), as lender of the C2F Loan, dated as of October 20, 2017 (the Loan Agreement). Capitalized terms used but not defined in this request have the meanings assigned to them in the Loan Agreement.

2.	[Pursuant to Section 2.03 (Interest) of the Loan Agreement, the Borrower requests that the [Initial][Adjusted] C2F Loan Spread be reduced by [ ]% commencing on the first day of the Interest Period starting on the Interest Payment Date falling on November 15 of the current year.]*

3.	The Borrower certifies that all the conditions set forth in clause [I][II][III][IV][V] of Annex A (C2F Loan Spread Adjustment Conditions) to the Loan Agreement have been satisfied.

4.	In evidence of the satisfaction of the conditions set forth in clauses [I][III][II][IV][V] of Annex A (C2F Loan Spread Adjustment Conditions) to the Loan Agreement, attached are:

*	To be included only in requests to reduce the C2F Loan Spread.

(i) [True, complete and correct copy of the CEO Statement of Support for the United Nations Women’s Empowerment Principles (WEP) executed by the Sponsor Guarantor CEO;]☐

(ii) [Print-out from http://www.weprinciples.org/Site/Companies/1 where the Sponsor Guarantor appears registered as signatory of the (WEP);]☐

(iii) [List of attendees to the training program on gender equality that IIC will conduct for the Sponsor Guarantor’s management;]☐

(iv) [True, complete and correct copy of the resolutions from the Sponsor Guarantor’s Board of Directors approving the Gender Action Plan;]☐

(v) [The Gender Action Plan;]☐☐

(vi) for each student identified as having participated in the internship program:

(1)	a copy of the internship agreement between the [Borrower/Sponsor Guarantor] and the student, stating the department to which the student was assigned;

(2)	a copy of the workplan agreed between the [Borrower/Sponsor Guarantor] and the student;

(3)	copy of the “certificado de pasantía” stating the department to which the student provided support;

(4)	a document signed by the student detailing her experience during her internship (exit interview form);

(5)	two fully completed and duly executed “Evolucion de seguimiento programa de pasantias” in the form of Schedule 1 hereto;

(6)	a document summarizing the internship program conducted by the [Borrower/Sponsor Guarantor] during the preceding [year] and containing the following data for each student that satisfactorily completed such internship program: (A) name, (B) gender, (C) ID number, (D) university name, (E) university degree/title that the student aspires to, (F) students contact information, and (G) department of the company in which the student did her internship; and

(7)	a picture of the student in the workplace;

*	To be included in the request for the Initial Reduction only.
*	To be included in the request for the Initial Reduction only.
*	To be included in the request for the Initial Reduction only.
*	To be included in the request for the Initial Reduction only.
*	To be included in the request for the Initial Reduction only.

all in accordance with applicable law, in particular, with respect to items (1), (2) and (3), Law 26.427 as amended, modified or supplemented from time to time, and any statutory and regulatory provisions consolidating, amending, replacing or interpreting such law[; and]

(vii) [A report on the implementation of the Gender Action Plan]☐

Yours truly,

CP LA CASTELLANA S.A.U.

By:

Authorized Representative*

*	To be included to the extent the Gender Action Plan has not been completed.
*	As named in the Borrower’s Certificate of Incumbency and Authority. See Exhibit 4 (Form of Loan Party’s Certificate of Incumbency and Authority).